Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-Term Debt
LONG-TERM DEBT
Long-term debt, net of current maturities and debt issuance costs consists of the following:

		December 31, 2017
	Interest			Unamortized
	Rates at	Outstanding	Unamortized	Origination	Long-Term
(In thousands)	Dec. 31, 2017	Principal	Discount	Fees and Costs	Debt, Net
Bank credit facility	3.882%	$1,621,054	$(1,556)	$(23,795)	$1,595,703
6.875% senior notes due 2023	6.875%	750,000	—	(9,455)	740,545
6.375% senior notes due 2026	6.375%	750,000	—	(10,872)	739,128
Other	5.800%	504	—	—	504
Total long-term debt		3,121,558	(1,556)	(44,122)	3,075,880
Less current maturities		23,981	—	—	23,981
Long-term debt, net		$3,097,577	$(1,556)	$(44,122)	$3,051,899

		December 31, 2016
	Interest			Unamortized
	Rates at	Outstanding	Unamortized	Origination	Long-Term
(In thousands)	Dec. 31, 2016	Principal	Discount	Fees and Costs	Debt, Net
Bank credit facility	3.440%	$1,782,538	$(1,888)	$(28,503)	$1,752,147
6.875% senior notes due 2023	6.875%	750,000	—	(11,209)	738,791
6.375% senior notes due 2026	6.375%	750,000	—	(12,074)	737,926
Other	5.800%	591	—	—	591
Total long-term debt		3,283,129	(1,888)	(51,786)	3,229,455
Less current maturities		30,336	—	—	30,336
Long-term debt, net		$3,252,793	$(1,888)	$(51,786)	$3,199,119

Boyd Gaming Corporation Debt
Bank Credit Facility
Credit Agreement
On March 29, 2017, the Company, as borrower, entered into Amendment No. 2 and Refinancing Amendment (the "Refinancing Amendment") with the lenders party thereto, and Bank of America, N.A. ("Bank of America"), as administrative agent. The Refinancing Amendment modifies the Third Amended and Restated Credit Agreement (as amended prior to the execution of the Refinancing Amendment, the "Existing Credit Agreement"), dated as of August 14, 2013, among the Company, certain financial institutions, and Bank of America, as administrative agent. The Refinancing Amendment modified the Existing Credit Agreement and is referred to as the "Amended Credit Agreement" (together referred to as the "Credit Facility").

The Amended Credit Agreement provides for (i) commitments to make Term B Loans in an amount equal to $1,264.5 million (the "Refinancing Term B Loans"), with the proceeds used to refinance in full the Company’s Term B-1 Loans and Term B-2 Loans outstanding under the Existing Credit Agreement and (ii) certain other amendments to the Existing Credit Agreement. The revolving credit facility (the "Revolving Credit Facility") of $775.0 million and the senior secured term A loan (the "Term A Loan") of $225.0 million were not modified in the Refinancing Amendment.

The Refinancing Term B Loans mature on September 15, 2023 (or earlier upon occurrence or non-occurrence of certain events). The Revolving Credit Facility and the Term A Loan mature on September 15, 2021 (or earlier upon occurrence or non-occurrence of certain events).

The Credit Facility includes an accordion feature which permits an increase in the Revolving Credit Facility and the issuance and increase of senior secured term loans in an amount up to (i) $550.0 million, plus (ii) certain voluntary permanent reductions of the Revolving Credit Facility and certain voluntary prepayments of the senior secured term loans, plus (iii) certain reductions in the outstanding principal amounts under the term loans or the Revolving Credit Facility, plus (iv) any additional amount if, after giving effect thereto, the First Lien Leverage Ratio (as defined in the Credit Agreement) would not exceed 4.25 to 1.00 on a pro forma basis, less (v) any Incremental Equivalent Debt (as defined in the Credit Agreement), in each case, subject to the satisfaction of certain conditions.

Amounts Outstanding
The outstanding principal amounts under the Credit Facility are comprised of the following:

	December 31,
(In thousands)	2017	2016
Revolving Credit Facility	$170,000	$245,000
Term A Loan	210,938	222,188
Refinancing Term B Loans	1,170,016	—
Term B-1 Loan	—	271,750
Term B-2 Loan	—	997,500
Swing Loan	70,100	46,100
Total outstanding principal amounts	$1,621,054	$1,782,538

At December 31, 2017 approximately $1.6 billion was outstanding under the Credit Facility and $12.9 million was allocated to support various letters of credit, leaving remaining contractual availability of $522.0 million.

Interest and Fees
The interest rate on the outstanding balance from time to time of the Revolving Credit Facility and the Term A Loan is based upon, at the Company’s option, either: (i) the Eurodollar rate or (ii) the base rate, in each case, plus an applicable margin. Such applicable margin is a percentage per annum determined in accordance with a specified pricing grid based on the total leverage ratio and ranges from 1.75% to 2.75% (if using the Eurodollar rate) and from 0.75% to 1.75% (if using the base rate). A fee of a percentage per annum (which ranges from 0.25% to 0.50% determined in accordance with a specified pricing grid based on the total leverage ratio) will be payable on the unused portions of the Revolving Credit Facility.

The interest rate on the outstanding balance of the Refinancing Term B Loans under the Amended Credit Agreement is based upon, at the Company’s option, either: (i) the Eurodollar rate or (ii) the base rate, in each case, plus an applicable margin. Such applicable margin is a percentage per annum determined in accordance with the Company’s secured leverage ratio and ranges from 2.25% to 2.50% (if using the Eurodollar rate) and from 1.25% to 1.50% (if using the base rate).

The "base rate" under the Credit Agreement remains the highest of (x) Bank of America’s publicly-announced prime rate, (y) the federal funds rate plus 0.50%, or (z) the Eurodollar rate for a one-month period plus 1.00%.

Optional and Mandatory Prepayments
Pursuant to the terms of the Credit Facility (i) the loans under the Term A Loan amortize in an annual amount equal to 5.00% of the original principal amount thereof, commencing December 31, 2016, payable on a quarterly basis, (ii) the loans under the Refinancing Term B Loans amortize in an annual amount equal to 1.00% of the original principal amount thereof, commencing June 30, 2017, payable on a quarterly basis, and (iii) beginning with the fiscal year ending December 31, 2016, the Company is required to use a portion of its annual Excess Cash Flow, as defined in the Credit Agreement, to prepay loans outstanding under the Credit Facility.

Amounts outstanding under the Refinancing Amendment may be prepaid without premium or penalty, and the commitments may be terminated without penalty, subject to certain exceptions.

Subject to certain exceptions, the Company may be required to repay the amounts outstanding under the Credit Facility in connection with certain asset sales and issuances of certain additional secured indebtedness.

Guarantees and Collateral
The Company's obligations under the Credit Facility, subject to certain exceptions, are guaranteed by certain of the Company's subsidiaries and are secured by the capital stock of certain subsidiaries. In addition, subject to certain exceptions, the Company and each of the guarantors will grant the administrative agent first priority liens and security interests on substantially all of their real and personal property (other than gaming licenses and subject to certain other exceptions) as additional security for the performance of the secured obligations under the Credit Facility.

Financial and Other Covenants
The Credit Facility contains certain financial and other covenants, including, without limitation, various covenants: (i) requiring the maintenance of a minimum consolidated interest coverage ratio 1.75 to 1.00; (ii) establishing a maximum permitted consolidated total leverage ratio (discussed below); (iii) establishing a maximum permitted secured leverage ratio (discussed below); (iv) imposing limitations on the incurrence of indebtedness; (v) imposing limitations on transfers, sales and other dispositions; and (vi) imposing restrictions on investments, dividends and certain other payments.

The maximum permitted consolidated Total Leverage Ratio is calculated as Consolidated Funded Indebtedness to twelve-month trailing Consolidated EBITDA, as defined by the Agreement. The following table provides our maximum Total Leverage Ratio during the remaining term of the Credit Facility:

	Maximum Total
For the Trailing Four Quarters Ending	Leverage Ratio
March 31, 2017 through December 31, 2017	7.00	to	1.00
March 31, 2018 through December 31, 2018	6.25	to	1.00
March 31, 2019 through December 31, 2019	6.00	to	1.00
March 31, 2020 through December 31, 2020	5.75	to	1.00
March 31, 2021 and thereafter	5.50	to	1.00

The maximum permitted Secured Leverage Ratio is calculated as Secured Indebtedness to twelve-month trailing Consolidated EBITDA, as defined by the Agreement. The following table provides our maximum Secured Leverage Ratio during the remaining term of the Credit Facility:

	Maximum Secured
For the Trailing Four Quarters Ending	Leverage Ratio
September 30, 2016 through December 31, 2017	4.50	to	1.00
March 31, 2018 through December 31, 2018	4.00	to	1.00
March 31, 2019 through December 31, 2019	3.75	to	1.00
March 31, 2020 and thereafter	3.50	to	1.00

Current Maturities of Our Indebtedness
We classified certain non-extending balances under our Credit Facility as a current maturity, as such amounts come due within the next twelve months.

Senior Notes
6.875% Senior Notes due May 2023
On May 21, 2015, we issued $750 million aggregate principal amount of 6.875% senior notes due May 2023 (the "6.875% Notes"). The 6.875% Notes require semi-annual interest payments on May 15 and November 15 of each year, commencing on November 15, 2015. The 6.875% Notes will mature on May 15, 2023 and are fully and unconditionally guaranteed, on a joint and several basis, by certain of our current and future domestic restricted subsidiaries, all of which are 100% owned by us.

The 6.875% Notes contain certain restrictive covenants that, subject to exceptions and qualifications, among other things, limit our ability and the ability of our restricted subsidiaries (as defined in the base and supplemental indentures governing the 6.875% Notes, together, the "6.875% Indenture") to incur additional indebtedness or liens, pay dividends or make distributions or repurchase our capital stock, make certain investments, and sell or merge with other companies. In addition, upon the occurrence of a change of control (as defined in the 6.875% Indenture), we will be required, unless certain conditions are met, to offer to repurchase the 6.875% Notes at a price equal to 101% of the principal amount of the 6.875% Notes, plus accrued and unpaid interest and Additional Interest (as defined in the 6.875% Indenture), if any, to, but not including, the date of purchase. If we sell assets or experience an event of loss, we will be required under certain circumstances to offer to purchase the 6.875% Notes.

At any time prior to May 15, 2018, we may redeem the 6.875% Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, up to, but excluding, the applicable redemption date, plus a make whole premium. After May 15, 2018, we may redeem all or a portion of the 6.875% Notes at redemption prices (expressed as percentages of the principal amount) ranging from 105.156% in 2018 to 100% in 2021 and thereafter, plus accrued and unpaid interest and Additional Interest.

In conjunction with the issuance of the 6.875% Notes, we incurred approximately $14.0 million in debt financing costs that have been deferred and are being amortized over the term of the 6.875% Notes using the effective interest method.

6.375% Senior Notes due April 2026
On March 28, 2016, we issued $750 million aggregate principal amount of 6.375% senior notes due April 2026 (the "6.375% Notes"). The 6.375% Notes require semi-annual interest payments on April 1 and October 1 of each year, commencing on October 1, 2016. The 6.375% Notes will mature on April 1, 2026 and are fully and unconditionally guaranteed, on a joint and several basis, by certain of our current and future domestic restricted subsidiaries, all of which are 100% owned by us. Net proceeds from the 6.375% Notes were used to pay down the outstanding amount under the Revolving Credit Facility and the balance was deposited in money market funds and classified as cash equivalents on the consolidated balance sheets.

In conjunction with the issuance of the 6.375% Notes, we incurred approximately $13.0 million in debt financing costs that have been deferred and are being amortized over the term of the 6.375% Notes using the effective interest method.

The 6.375% Notes contain certain restrictive covenants that, subject to exceptions and qualifications, among other things, limit our ability and the ability of our restricted subsidiaries (as defined in the base and supplemental indentures governing the 6.375% Notes, together, the "6.375% Indenture") to incur additional indebtedness or liens, pay dividends or make distributions or repurchase our capital stock, make certain investments, and sell or merge with other companies. In addition, upon the occurrence of a change of control (as defined in the 6.375% Indenture), we will be required, unless certain conditions are met, to offer to repurchase the 6.375% Notes at a price equal to 101% of the principal amount of the 6.375% Notes, plus accrued and unpaid interest and Additional Interest (as defined in the 6.375% Indenture), if any, to, but not including, the date of purchase. If we sell assets or experience an event of loss, we will be required under certain circumstances to offer to purchase the 6.375% Notes.

At any time prior to April 1, 2021, we may redeem the 6.375% Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest and Additional Interest, if any, up to, but excluding, the applicable redemption date, plus a make whole premium. After April 1, 2021, we may redeem all or a portion of the 6.375% Notes at redemption prices (expressed as percentages of the principal amount) ranging from 103.188% in 2021 to 100% in 2024 and thereafter, plus accrued and unpaid interest and Additional Interest.

In connection with the private placement of the 6.375% Notes, we entered into a registration rights agreement with the initial purchasers in which we agreed to file a registration statement with the SEC to permit the holders to exchange or resell the 6.375% Notes. We filed the required registration statement and commenced the exchange offer during December 2016. The exchange offer was completed on February 10, 2017 and our obligations under the registration rights agreement have been fulfilled.

9.00% Senior Notes due July 2020
On September 6, 2016 we redeemed all of our 9.00% senior notes due July 2020 (the "9.00% Notes") at a redemption price of 104.50% plus accrued and unpaid interest to the redemption date. The redemption was funded using cash on hand. As a result of this redemption, the 9.00% Notes have been fully extinguished.

Peninsula Gaming Debt
Peninsula Credit Facility
On September 2, 2016, Peninsula repaid all of the outstanding amounts, including all principal and accrued interest amounts, under the Peninsula senior secured credit facility (the "Peninsula Credit Facility") pursuant to the Peninsula Credit Agreement. In connection with the repayment in full of the Peninsula Credit Facility (the "Repayment"), the Peninsula Credit Agreement was terminated.

8.375% Senior Notes due February 2018
On September 2, 2016 we redeemed all of our 8.375% senior notes due February 2018 (the "8.375% Notes") at a redemption price of 100.0% plus accrued and unpaid interest to the redemption date. The redemption was funded using cash on hand. As a result of this redemption, the 8.375% Notes have been fully extinguished.

Loss on Early Extinguishments and Modifications of Debt
The components of the loss on early extinguishments and modifications of debt, are as follows:

	Year Ended December 31,
(In thousands)	2017	2016	2015
Boyd Gaming Credit Facility deferred finance charges	$1,086	$6,629	$1,978
Refinancing Amendment	496	—	—
9.00% Senior Notes premium and consent fees	—	15,750	—
9.00% Senior Notes deferred finance charges	—	5,976	—
8.375% Senior Notes deferred finance charges	—	4,497	—
9.125% Senior Notes premium and consent fees	—	—	23,962
9.125% Senior Notes deferred finance charges	—	—	4,888
HoldCo Note	—	—	7,819
Peninsula Credit Facility deferred finance charges	—	9,512	2,086
Total loss on early extinguishments and modifications of debt	$1,582	$42,364	$40,733

Covenant Compliance
As of December 31, 2017, we believe that we were in compliance with the financial and other covenants of our debt instruments.

The indentures governing the notes issued by the Company contain provisions that allow for the incurrence of additional indebtedness, if after giving effect to such incurrence, the coverage ratio (as defined in the respective indentures, essentially a ratio of the Company's consolidated EBITDA to fixed charges, including interest) for the Company's trailing four quarter period on a pro forma basis would be at least 2.0 to 1.0. Should this provision prohibit the incurrence of additional debt, the Company may still borrow under its existing credit facility. At December 31, 2017, the available borrowing capacity under our Credit Facility was $522.0 million.

Scheduled Maturities of Long-Term Debt
The scheduled maturities of long-term debt, as discussed above, are as follows:

(In thousands)	Total
For the year ending December 31,
2018	$23,981
2019	23,991
2020	23,997
2021	430,040
2022	12,758
Thereafter	2,606,791
Total outstanding principal of long-term debt	$3,121,558